united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-01528

Bruce Fund, Inc.

(Exact name of registrant as specified in charter)

20 North Wacker Drive, Suite 2414 Chicago, IL 60606

(Address of principal executive offices) (Zip code)

R. Jeffrey Bruce

Bruce & Co.

20 North Wacker Drive, Suite 2414

Chicago, IL 60606

(Name and address of agent for service)

Registrant's telephone number, including area code: 312-236-9160

Date of fiscal year end: 6/30

Date of reporting period: 6/30/2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

2023

BRUCE FUND, INC.

ANNUAL

REPORT

Report to Shareholders

June 30, 2023

20 North Wacker Drive ● Suite 2414 ● Chicago, Illinois 60606 ● (312) 236-9160

Management’s Discussion of Fund Performance (Unaudited)

The Bruce Fund (the “Fund”) shares produced a loss of 0.86% for the year ended June 30, 2023, compared to a gain of 19.59% for the S&P 500® Index for the same period. Stock markets rebounded sharply during the fiscal year but the Fund did not participate.

The Fund’s large pharma stocks and electric utilities produced losses during the period, while the other equities in the portfolio had gains, they did not keep up with the index. Cash in the Fund remains at an elevated level. The Fund’s U.S. Treasury bonds also declined in the twelve-month period.

Monetary measures taken over the last decade have encouraged risk and resulted in excessive debt levels. The markets have favored growth, where they could find it, versus value stocks or higher dividend yields. That explains most of the Fund’s underperformance.

We believe the markets are too confident in the quality of central bank decisions and their ultimate ability to engineer positive outcomes. We feel the current level of stimulus is still oversized and the total government debt worldwide is at dangerous levels.

We feel worldwide growth will continue to slow, trade components will deteriorate or contract and earnings forecasts will disappoint, especially with higher input costs. With valuation levels still at historical extremes the potential for profound losses exist and prospective returns are extremely low, in our opinion.

Artificially low interest rates have inflated asset prices, misdirected capital and perpetuated profitless businesses. A decade’s worth of interest rate suppression has left the world highly leveraged and financially vulnerable. U.S. growth has been far more durable than we expected, more immune from the Federal Reserve rate increases.

Management continues to screen investment opportunities for their long-term capital appreciation potential versus the risks that investment might present. The bonds as well as the stocks in the portfolio encompass significant investment risks, which are again outlined in the prospectus.

Shareholders are invited to use the toll-free number (800) 872-7823 to obtain any Fund information (including the proxy voting record), or can visit www.thebrucefund.com, to obtain the same.

Investment Results (Unaudited)

Average Annual Total Returns for the Years Ended June 30, 2023

Fund/Index	1 Year	5 Year	10 Year
Bruce Fund	(0.86)%	6.48%	7.65%
S&P 500® Index*	19.59%	12.31%	12.86%

The net expense ratio as of the most recent prospectus dated October 28, 2022, was 0.69%. Additional information pertaining to the Fund’s expense ratios as of June 30, 2023, can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling l-800-872-7823.

*	The S&P 500® Index (the “Index”) is an unmanaged index that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing.

The chart above assumes an initial investment of $10,000 made on June 30, 2013 and held through June 30, 2023. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Bruce Fund, and to obtain performance data current to the most recent month end, please call 1-800- 872-7823. Investing in the Fund involves certain risks that are discussed in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

Fund Holdings (Unaudited)

[1]	As a percent of net assets.

Investment Objective

The investment objective of the Bruce Fund is long-term capital appreciation.

Availability of Portfolio Schedule

This Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on the Fund’s website at www.thebrucefund.com.

Bruce Fund
Schedule of Investments
June 30, 2023

	Shares	Fair Value
COMMON STOCKS — 62.8%
Communications — 4.0%
AT&T, Inc.	1,050,000	$16,747,500
Sirius XM Holdings, Inc.	657,843	2,980,029
		19,727,529
Financials — 3.3%
Allstate Corp. (The)	150,000	16,356,000

Health Care — 23.7%
908 Devices, Inc.(a)	68,286	468,442
Abbott Laboratories	154,500	16,843,590
AbbVie, Inc.	170,000	22,904,100
Bausch Health Cos., Inc. (Canada)(a)	800,000	6,400,000
Caribou Biosciences, Inc.(a)	200,000	850,000
EDAP TMS SA - ADR (France)(a)	529,794	4,884,701
Fate Therapeutics, Inc.(a)	200,000	952,000
IGM Biosciences, Inc.(a)	55,000	507,650
Kodiak Sciences, Inc.(a)	473,000	3,263,700
LAVA Therapeutics N.V. (Netherlands)(a)	771,874	1,566,904
MannKind Corp.(a)	195,073	793,947
Merck & Co., Inc.	280,000	32,309,199
Organon & Co.	30,000	624,300
Paratek Pharmaceuticals, Inc.(a)	1,427,412	3,154,581
Personalis, Inc.(a)	150,000	282,000
Pfizer, Inc.	500,000	18,340,000
Supernus Pharmaceuticals, Inc.(a)	82,105	2,468,076
Viatris, Inc.	55,835	557,233
		117,170,423
Industrials — 8.9%
Insteel Industries, Inc.	343,423	10,687,324
U-Haul Holding Co.	68,000	3,761,760
U-Haul Holding Co., Class B	580,000	29,388,600
		43,837,684
Materials — 0.8%
Ashland Global Holdings, Inc.	15,000	1,303,650
Newmont Corp.	65,600	2,798,496
		4,102,146
Technology — 2.0%
Apple, Inc.	50,000	9,698,500

See accompanying notes which are an integral part of these financial statements.

Bruce Fund
Schedule of Investments (continued)
June 30, 2023

	Shares	Fair Value
COMMON STOCKS — (continued)
Utilities — 20.1%
Avista Corp.	200,000	$7,854,000
CMS Energy Corp.	400,000	23,500,000
Duke Energy Corp.	250,000	22,435,000
NextEra Energy, Inc.	310,000	23,002,000
Xcel Energy, Inc.	360,000	22,381,200
		99,172,200
Total Common Stocks (Cost $186,596,124)		310,064,482

	Principal
	Amount
U.S. GOVERNMENT BONDS — 4.8%
U.S. Treasury “Strips”, 0.00%, 2/15/2036	$20,000,000	12,771,287
U.S. Treasury “Strips”, 0.00%, 2/15/2041	10,000,000	5,104,829
U.S. Treasury “Strips”, 0.00%, 5/15/2049	15,000,000	5,556,591
Total U.S. Government Bonds (Cost $25,507,489)		23,432,707

CONVERTIBLE CORPORATE BONDS — 4.3%
Health Care — 4.3%
Accelerate Diagnostics, Inc., 5.00%, 12/15/2026(b)	3,055,000	3,055,000
Acorda Therapeutics, Inc., 6.00%, 12/1/2024	5,000,000	3,272,500
Paratek Pharmaceuticals, Inc., 4.75%, 5/1/2024	15,000,000	14,831,150
Synergy Pharmaceuticals, Inc., 7.50%, 11/1/2019(b) (c) (d) (e)	1,500,000	150
Total Convertible Corporate Bonds (Cost $23,218,066)		21,158,800

See accompanying notes which are an integral part of these financial statements.

Bruce Fund
Schedule of Investments (continued)
June 30, 2023

	Shares	Fair Value
MONEY MARKET FUNDS — 27.9%
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Class, 5.03%(f )	137,816,128	$137,816,128
Total Money Market Funds (Cost $137,816,128)		137,816,128

Total Investments — 99.8% (Cost $373,137,807)		492,472,117
Other Assets in Excess of Liabilities — 0.2%		846,280
NET ASSETS — 100.0%		$493,318,397

(a)	Non-income producing security.

(b)	Security is currently being valued according to the fair value procedures approved by the Board of Directors.

(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total fair value of these securities as June 30, 2023 was $150, representing 0.0% of net assets.

(d)	Illiquid security. The total fair value of these securities as of June 30, 2023 was $150, representing 0.0% of net assets.

(e)	In default.

(f)	Rate disclosed is the seven day effective yield as of June 30, 2023.

ADR – American Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

Bruce Fund
Statement of Assets and Liabilities
June 30, 2023

Assets
Investments in securities, at market value (cost $373,137,807)	$492,472,117
Dividends and interest receivable	1,239,923
Receivable for fund shares sold	5,758
Prepaid expenses	22,762
Total Assets	493,740,560
Liabilities
Payable for fund shares redeemed	95,486
Accrued investment advisory fees	217,970
Payable to Administrator	38,530
Other accrued expenses	70,177
Total Liabilities	422,163
Net Assets	$493,318,397
Net Assets consist of
Capital stock (947,505 shares of $1 par value capital stock issued and outstanding)	947,505
Paid-in capital	352,757,458
Accumulated earnings	139,613,434
Net Assets	$493,318,397
Shares outstanding: 2,000,000 shares authorized	947,505
Net asset value, offering and redemption price per share	$520.65

See accompanying notes which are an integral part of these financial statements.

Bruce Fund
Statement of Operations
For the year ended June 30, 2023

Investment Income
Dividend income	$13,753,879
Interest income	2,303,381
Total investment income	16,057,260
Expenses
Investment advisory	2,769,797
Administration	260,386
Transfer agent	121,046
Fund accounting	96,798
Audit and tax preparation	69,080
Custodian	44,725
Registration	37,673
Printing	20,020
Postage	16,980
Director	16,000
Insurance	1,531
Other	2,920
Net operating expenses	3,456,956
Net investment income	12,600,304
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities	27,741,965
Change in unrealized appreciation (depreciation) on investment securities	(44,420,121)
Net realized and change in unrealized loss on investments	(16,678,156)
Net decrease in net assets resulting from operations	$(4,077,852)

See accompanying notes which are an integral part of these financial statements.

Bruce Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	June 30, 2023	June 30, 2022
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$12,600,304	$8,629,670
Net realized gain on investment securities	27,741,965	46,619,805
Change in unrealized appreciation (depreciation) on investment securities	(44,420,121)	(80,840,066)
Net decrease in net assets resulting from operations	(4,077,852)	(25,590,591)
Distributions to Shareholders from
Earnings	(62,472,852)	(51,809,231)
Total distributions	(62,472,852)	(51,809,231)
Capital Transactions
Proceeds from shares sold	5,583,702	6,837,742
Reinvestment of distributions	57,662,249	48,313,650
Amount paid for shares redeemed	(31,214,285)	(40,055,669)
Net increase in net assets resulting from capital transactions	32,031,666	15,095,723
Total Decrease in Net Assets	(34,519,038)	(62,304,099)
Net Assets
Beginning of year	527,837,435	590,141,534
End of year	$493,318,397	$527,837,435
Share Transactions
Shares sold	10,008	10,241
Shares issued in reinvestment of distributions	107,996	73,479
Shares redeemed	(56,527)	(59,902)
Net increase in shares outstanding	61,477	23,818

See accompanying notes which are an integral part of these financial statements.

Bruce Fund
Financial Highlights

Selected data for each share of capital stock outstanding through each year is presented below

	For the Year Ended June 30,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of year	$595.73	$684.45	$559.92	$555.00	$522.54
Investment operations:
Net investment income	14.01	10.16	12.24	13.36	11.64
Net realized and unrealized gain (loss)	(17.34)	(36.91)	148.70	3.58	33.09
Total from investment operations	(3.33)	(26.75)	160.94	16.94	44.73
Less distributions to shareholders from:
Net investment income	(13.09)	(9.75)	(13.58)	(12.02)	(12.27)
Net realized gains	(58.66)	(52.22)	(22.83)	—	—
Total distributions	(71.75)	(61.97)	(36.41)	(12.02)	(12.27)
Net asset value, end of year	$520.65	$595.73	$684.45	$559.92	$555.00
Total Return(a)	(0.86)%	(4.76)%	29.42%	2.96%	8.81%
Ratios and Supplemental Data:
Net assets, end of year ($millions)	$493.32	$527.84	$590.14	$501.20	$520.58
Ratio of expenses to average net assets	0.67%	0.66%	0.66%	0.67%	0.67%
Ratio of net investment income to average net assets	2.43%	1.49%	1.84%	2.28%	2.08%
Portfolio turnover rate	6%	6%	4%	15%	7%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

See accompanying notes which are an integral part of these financial statements.

Bruce Fund
Notes to the Financial Statements
June 30, 2023

NOTE A – ORGANIZATION

Bruce Fund, Inc. (the “Fund”) is a Maryland corporation incorporated on June 20, 1967. The Fund is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open end diversified management investment company and the Fund’s primary investment objective is long-term capital appreciation. The investment adviser to the Fund is Bruce & Co., Inc. (the “Adviser”).

NOTE B – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation – The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with the generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – All investments in securities are recorded at their fair value as described in Note C.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended June 30, 2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.

Security Transactions and Related Income – Investment transactions are accounted for no later than the first calculation of the Net Asset Value (“NAV”) on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. The specific identification method is used for determining gains or losses for financial statements

Bruce Fund
Notes to the Financial Statements (continued)
June 30, 2023

and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political development in the relevant specific country or region.

Distributions – Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fund intends to distribute substantially all of its net investment income as dividends and distributions to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the fiscal year ended June 30, 2023 the Fund did not make any reclassifications.

NOTE C – SUMMARY OF SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

In accordance with Accounting Standards Codification 820, “Fair Value Measurements and Disclosures” (“ASC 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of the observable market data and minimize the use of unobservable inputs and to establish classification of the fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own

Bruce Fund
Notes to the Financial Statements (continued)
June 30, 2023

assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/ or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, convertible preferred stocks, and American Depositary Receipts (ADR’s), are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security.

When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined by the Adviser, in conformity with guidelines adopted by and subject to review by the Board of Directors (the “Board”). These securities are generally categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Bruce Fund
Notes to the Financial Statements (continued)
June 30, 2023

Fixed income securities, including corporate bonds, convertible corporate bonds, U.S. government bonds, and U.S. municipal bonds are generally categorized as Level 2 securities and valued on the basis of prices furnished by a pricing service. A pricing service uses various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the fixed income securities are categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities are generally categorized as Level 3 securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2023, based on the three levels defined previously:

	Level 1	Level 2	Level 3	Total
Common Stocks
Communications	$19,727,529	$—	$—	$19,727,529
Financials	16,356,000	—	—	16,356,000
Health Care	117,170,423	—	—	117,170,423
Industrials	43,837,684	—	—	43,837,684
Materials	4,102,146	—	—	4,102,146
Technology	9,698,500	—	—	9,698,500
Utilities	99,172,200	—	—	99,172,200
U.S. Government Bonds
U.S. Treasury Strips	—	23,432,707	—	23,432,707
Convertible Corporate Bonds
Health Care	—	18,103,650	3,055,150	21,158,800
Money Market Funds	137,816,128	—	—	137,816,128
Total	$447,880,610	$41,536,357	$3,055,150	$492,472,117

In the absence of a listed price quote, or in the case of a supplied price quote which is deemed to be unrepresentative of the actual market price, the Adviser shall use any or all of the following criteria to value Level 3 securities:

●	Last sales price

●	Price given by pricing service

●	Last quoted bid & asked price

Bruce Fund
Notes to the Financial Statements (continued)
June 30, 2023

●	Third party bid & asked price

●	Indicated opening range

●	Estimated remaining distributions

●	Estimated possible recoveries

The significant unobservable inputs that may be used in the fair value measurement of the Fund’s investments in common stock, corporate bonds and convertible corporate bonds for which market quotations are not readily available include: broker quotes, discounts from the most recent trade or “stale price” and estimates from trustees (in bankruptcies) on disbursements. A change in the assumption used for each of the inputs listed above may indicate a directionally similar change in the fair value of the investment.

The following provides quantitative information about the Fund’s significant Level 3 fair value measurements as of June 30, 2023:

Quantitative Information about Significant Level 3 Fair Value Measurements

	Fair Value at	Valuation
Asset Category	June 30, 2023	Techniques	Unobservable Input(s)	Range
Convertible Corporate Bonds	$3,055,000	Indicated Opening Range Last Sales Price	Discount for Lack of Marketability Discount for Lack of Marketability	N/A
	150	Asset Liquidation Analysis	Liquidation Proceeds	N/A

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for the Fund:

			Change in
			unrealized
	Balance as of	Realized gain	appreciation
	June 30, 2022	(loss)	(depreciation)	Purchases
Common Stock	$15,471	$26,130	$69,556	$—
Convertible Corporate Bonds	150	—	—	3,055,000
Total	$15,621	$26,130	$69,556	$3,055,000

		Transfer in	Transfer out	Balance as of
	Sales	Level 3*(a)	Level 3*(b)	June 30, 2023
Common Stock	$(26,130)	$—	$(85,027)	$—
Convertible Corporate Bonds	—	—	—	3,055,150
Total	$(26,130)	$—	$(85,027)	$3,055,150

*	The amount of transfers in and/or out are reflected at the reporting period end.

(a)	Transfers in relate primarily to securities for which observable inputs became unavailable during the period. Therefore, the securities were valued at fair value by the Adviser, in conformity with guidelines adopted by and subject to review by the Board and are categorized as Level 3 inputs as of June 30, 2023.

(b)	Transfers out relate primarily to securities for which observable inputs became available during the period, and as of June 30, 2023, the Fund was able to obtain quotes from its pricing service. These quotes represent Level 2 inputs, which is the level of the fair value hierarchy in which these securities are included as of June 30, 2023.

Bruce Fund
Notes to the Financial Statements (continued)
June 30, 2023

The total change in unrealized appreciation included in the Statement of Operations attributable to Level 3 investments still held at June 30, 2023 was as follows:

Total Change in
Unrealized Appreciation
(Depreciation)
Common Stock	$—
Convertible Corporate Bonds	—
Total	$—

NOTE D – PURCHASES AND SALES OF SECURITIES

For the fiscal year ended June 30, 2023, cost of purchases and proceeds from maturities and sales of securities, other than short-term investments and short-term U.S. Government obligations were as follows:

		U.S.
		Government
	Other	Obligations
Purchases	$24,086,781	$—
Sales	$76,611,715	$4,890,000

NOTE E – RELATED PARTIES

Bruce & Co., Inc., an Illinois corporation, is the investment adviser of the Fund and furnishes investment advice. In addition, it provides office space and facilities and pays the cost of all prospectuses and financial reports (other than those mailed to current shareholders). Compensation to the Adviser for its services under the Investment Advisory Contract is paid monthly based on the following:

Annual Percentage Fee	Applied to Average Net Assets of Fund
1.00%	Up to $20,000,000; plus
0.60%	$20,000,000 to $100,000,000; plus
0.50%	over $100,000,000

Bruce Fund
Notes to the Financial Statements (continued)
June 30, 2023

At June 30, 2023, Robert B. Bruce Trust was the beneficial owner of 25,190 Fund shares, R. Jeffrey Bruce was the beneficial owner of 31,518 Fund shares, Robert DeBartolo was the beneficial owner of 32 Fund shares, and W. Martin Johnson was the beneficial owner of 6 Fund shares. R. Jeffrey Bruce, Robert DeBartolo, and W. Martin Johnson are directors of the Fund; R. Jeffrey Bruce is an officer of the Fund and the Adviser.

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and certain costs related to the pricing of the Fund’s portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

NOTE F – FEDERAL INCOME TAXES

At June 30, 2023, the breakdown of net unrealized appreciation and tax cost of investments for federal income tax purpose is as follows:

Gross Unrealized Appreciation	$143,367,030
Gross Unrealized Depreciation	(24,103,504)
Net Unrealized Appreciation on Investments	$119,263,526
Tax Cost	$373,208,591

The difference between book basis and tax basis of unrealized appreciation (depreciation) is primarily attributable to differences due to wash sales.

At June 30, 2023, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed Ordinary Income	$5,962,683
Undistributed Long-Term Capital Gains	14,387,225
Unrealized Appreciation	119,263,526
Total	$139,613,434

Bruce Fund
Notes to the Financial Statements (continued)
June 30, 2023

The tax character of distributions paid during the fiscal years ended June 30, 2023 and 2022 were as follows:

	2023	2022
Distributions paid from:
Ordinary Income	$11,394,838	$9,778,094
Long-Term Capital Gain	51,078,014	42,031,137
Total	$62,472,852	$51,809,231

NOTE G – RESTRICTED SECURITIES

The Fund has acquired securities, the sale of which is restricted, through private placement. At June 30, 2023, the aggregate market value of such securities listed below amounted to $150, or 0.0% of the Fund’s net assets. 100% of the restricted securities are valued according to fair value procedures approved by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

The chart below shows the restricted securities held by the Fund as of June 30, 2023:

	Acquisition	Principal
Issuer Description	Date	Amount	Cost	Value
Convertible Corporate Bonds
Synergy Pharmaceuticals, Inc., 7.50%, 11/1/19	3/4/15	$1,500,000	$702,290	$150

NOTE H – RISKS

If the Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of June 30, 2023, the Fund had 23.7% of the value of its net assets invested in stocks within the Health Care sector and 4.3% of the value of its net assets invested in bonds within the Health Care sector.

On June 23, 2023, Robert B. Bruce, Director, President, and Treasurer, passed away. As a result, there is one remaining Officer of the Fund and the Advisor. This may increase a business continuity risk and the risk of potential business disruption. Potential implications could include unplanned changes to portfolio manager or advisor, and the possibility that the Fund could commence an orderly liquidation whereby the shareholders would redeem their shares in the Fund in advance of when they would have otherwise requested.

Bruce Fund
Notes to the Financial Statements (continued)
June 30, 2023

NOTE I – COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and Board for certain liabilities that may arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE J – SUBSEQUENT EVENTS

Due to the passing of Robert B. Bruce on June 23, 2023, the Board held a meeting on July 13, 2023 electing R. Jeffrey Bruce as President, Director and Treasurer.

In accordance with GAAP, management has evaluated subsequent events through the date these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring additional adjustment of the financial statements or additional disclosure.

Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders

Bruce Fund, Inc.

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities of Bruce Fund, Inc. (a Maryland corporation) (the “Fund”) including the schedule of investments, as of June 30, 2023, the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Grant Thornton LLP

We have served as the Fund’s auditor since 2001.

Chicago, Illinois

August 29, 2023

Shareholder Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period (January 1, 2023) and held for the entire period (through June 30, 2023).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

			Expenses
	Beginning	Ending	Paid During
	Account Value,	Account Value,	the Period(a)
			January 1 -
	January 1, 2023	June 30, 2023	June 30, 2023
Actual	$1,000.00	$965.80	$3.27
Hypothetical(b)	$1,000.00	$1,021.47	$3.36

(a)	Expenses are equal to the Fund’s six-month annualized expense ratio of 0.67%, multiplied by the average account value over the period, multiplied by (181/365) (to reflect the partial year period).

(b)	Assumes a 5% annual return before expenses.

Directors and Officers (Unaudited)

The Fund is managed by its officers and directors. It has no advisory board, and no standing committees of the Board of Directors. Directors serve until the successor of each shall have been duly elected and shall have qualified. Independent Directors constitute a majority of the board.

The following table provides information regarding the Independent Directors:

Name, Address*, (Age), Position with Fund**,	Principal Occupation During Past 5 Years
Term of Position with Fund	and Other Directorships
Ward M. Johnson (86) Independent Director, December 1985 to present	2002 to 2021 – Real Estate Sales, Landings Co.
Robert DeBartolo (63) Independent Director, March 2007 to present	2013 to present – Independent Consultant to the life sciences sector; 2011 to 2012 – Director, Global Franchise Marketing, Novartis/Alcon

*       The address for each director is 20 North Wacker Drive, Suite 2414, Chicago, Illinois 60606.

**       The Fund consists of one series. The Fund is not part of a Fund Complex.

The following table provides information regarding each Director who is an “interested person” of the Fund, as defined in the Investment Company Act of 1940, and each officer of the Fund.

Name, Address*, (Age), Position with Fund**,	Principal Occupation During Past 5 Years
Term of Position with Fund	and Other Directorships
R. Jeffrey Bruce*** (63) Chairman, Director, President and Treasurer, July 2023 to present; Secretary, 1983 to present; Vice President, 1983 to July 2023; Chief Compliance Officer, 2021 to present;	1983 to present – analyst/manager, Bruce and Co. (investment adviser); 1993 to 2019 – Director, Professional Life & Casualty Company (life insurance issuer).

*	The address for each of the directors and officers is 20 North Wacker Drive, Suite 2414, Chicago, Illinois 60606.

**	The Fund consists of one series. The Fund is not part of a Fund Complex.

***	Mr. Jeffrey Bruce is an “interested” person because he is an officer, director, and owner of the Adviser.

The Fund’s Statement of Additional Information (“SAI”) includes information about the directors and is available, without charge, upon request. You may call toll-free (800) 872-7823 to request a copy of the SAI or to make shareholder inquiries.

Other Tax Information (Unaudited)

The form 1099-DIV you receive in January 2024 will show the tax status of all distributions paid to your account in the calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 84% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income. The Fund designates 0% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2023 ordinary income dividends, 84% qualifies for the corporate dividends received deduction.

For the year ended June 30, 2023, the Fund designated $51,078,014 as 20% long-term capital gain distributions.

Privacy Policy

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

●	Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

●	Information about your transactions with the Fund, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal formation to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

This page is intentionally left blank.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (800) 872-7823 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

BRUCE FUND
OFFICERS AND DIRECTORS

R. Jeffrey Bruce
President, Treasurer, Director and Secretary

Robert DeBartolo
Director

W. Martin Johnson
Director

Investment Adviser
Bruce & Co., Inc.
Chicago, Illinois

Custodian
Huntington National Bank
Columbus, Ohio

Administrator, Transfer Agent and Fund Accountant
Ultimus Fund Solutions, LLC
Cincinnati, Ohio

Distributor
Ultimus Fund Distributors, LLC
Cincinnati, Ohio

Counsel
Klevatt & Associates
Chicago, Illinois

Independent Registered Public Accounting Firm
Grant Thornton LLP
Chicago, Illinois

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fees and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC

Bruce-AR-23

(b) Not applicable.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)        Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)        Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll-free number (800) 872-7823.

Item 3. Audit Committee Financial Expert.

(a)       The registrant’s board of directors has determined that the registrant does not have an audit financial expert. The directors determined that, although none of its members meet the technical definition of an audit expert, the group has sufficient financial expertise to adequately perform its duties.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Bruce Fund
FY 2023	$53,550
FY 2022	$53,575

(b)	Audit-Related Fees

Bruce Fund	Registrant	Adviser
FY 2023	$0	$0
FY 2022	$0	$0

(c)	Tax Fees

Bruce Fund
FY 2023	$9,700
FY 2022	$9,540

Nature of the fees: preparation of the 1120 RIC

(d)	All Other Fees

Bruce Fund	Registrant	Adviser
FY 2023	$0	$0
FY 2022	$0	$0

(e)	(1) Board Audit Policies

The Board of Directors are responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Billed Pursuant to Waiver of Pre-Approved Requirement

Registrant
Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2023	$9,700	$0
FY 2022	$9,540	$0

(h)        Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(i)       Not applicable.

(j)       Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable

Item 6. Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable - Applies to closed-end funds only.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable - Applies to closed-end funds only.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable - Applies to closed-end funds only.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable - The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)       The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b)       There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1) Code of ethics is filed herewith.

(a)(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3) Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1 during the period.

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Bruce Fund

By	/s/ R. Jeffrey Bruce
R. Jeffery Bruce, Principal Accounting Officer

Date	9/6/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jeffrey Bruce
R. Jeffery Bruce, Principal Accounting Officer

Date	9/6/2023

By	/s/ R. Jeffrey Bruce
R. Jeffery Bruce, Principal Accounting Officer

Date	9/6/2023